Exhibit 99.3

FOURTH QUARTER 2022

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2021, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

4Q 2022 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results

Consolidated Financial Highlights	4

Consolidated Income Statement	5

Consolidated Period-End Balance Sheet	6

Consolidated Average Balance Sheet	7

Segment Detail

Segment Highlights	8

Automotive Finance	9-10

Insurance	11

Mortgage Finance	12

Corporate Finance	13

Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail

Capital	17

Liquidity and Deposits	18

Net Interest Margin	19

Ally Bank Consumer Mortgage HFI Portfolios	20

Earnings Per Share Related Information	21

Adjusted Tangible Book Per Share Related Information	22

Core ROTCE Related Information	23

Adjusted Efficiency Ratio Related Information	24

4Q 2022 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Selected Income Statement Data	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Net financing revenue (excluding Core OID) (1)	$1,685	$1,730	$1,774	$1,703	$1,663	$(45)	$22	$6,892	$6,205	$687

Core OID	(11)	(11)	(10)	(10)	(9)	0	(2)	(42)	(38)	(4)

Net financing revenue (as reported)	1,674	1,719	1,764	1,693	1,654	(45)	20	6,850	6,167	683

Other revenue (adjusted) (1)	478	359	448	508	533	119	(55)	1,793	2,177	(384)

Change in fair value of equity securities (2)	49	(62)	(136)	(66)	21	111	28	(215)	(7)	(208)

Repositioning (2)	0	—	—	—	(9)	0	9	—	(131)	131

Other revenue (as reported)	527	297	312	442	545	230	(18)	1,578	2,039	(461)

Provision for loan losses	490	438	304	167	210	52	280	1,399	241	1,158

Noninterest Expense (ex. Repositioning)	1,209	1,141	1,138	1,122	1,090	68	119	4,610	4,110	500

Repositioning	57	20	0	0	—	37	57	77	0	77

Total noninterest expense (3)	1,266	1,161	1,138	1,122	1,090	105	176	4,687	4,110	577

Pre-tax income from continuing operations	445	417	634	846	899	28	(454)	2,342	3,855	(1,513)

Income tax expense	167	117	152	191	241	50	(74)	627	790	(163)

(Loss) income from discontinued operations, net of tax	—	(1)	—	—	(6)	1	6	(1)	(5)	4

Net Income	$278	$299	$482	$655	$652	$(21)	$(374)	$1,714	$3,060	$(1,346)

Preferred Dividends	27	27	28	28	28	0	(1)	110	57	53

Net income attributable to common shareholders	$251	$272	$454	$627	$624	$(21)	$(373)	$1,604	$3,003	$(1,399)

Core Pre-Provision Net Revenue (4)	$954	$948	$1,084	$1,088	$1,107	$6	$(152)	$4,075	$4,271	$(197)

Selected Balance Sheet Data (Period-End)

Total assets	$191,826	$188,640	$185,703	$184,297	$182,350	$3,186	$9,476

Consumer loans	106,610	106,720	103,683	99,869	98,226	(110)	8,384

Commercial loans	29,138	25,736	24,774	25,496	24,042	3,402	5,096

Allowance for loan losses	(3,711)	(3,611)	(3,450)	(3,301)	(3,267)	(100)	(444)

Deposits	152,297	145,751	140,401	142,475	141,558	6,546	10,739

Total equity	12,859	12,434	13,984	15,413	17,050	425	(4,191)

Common Share Count

Weighted average basic	301,279	308,220	322,057	335,678	345,870	(6,941)	(44,591)	316,690	362,583	(45,892)

Weighted average diluted	303,062	310,086	324,027	337,812	348,666	(7,024)	(45,604)	318,629	365,180	(46,550)

Issued shares outstanding (period-end)	299,324	300,335	312,781	327,306	337,941	(1,011)	(38,616)

Per Common Share Data

Earnings per share (basic)	$0.83	$0.88	$1.41	$1.87	$1.80	$(0.05)	$(0.97)	$5.06	$8.28	$(3.22)

Earnings per share (diluted)	0.83	0.88	1.40	1.86	1.79	(0.05)	(0.96)	5.03	8.22	(3.19)

Adjusted earnings per share (1)	1.08	1.12	1.76	2.03	2.02	(0.04)	(0.94)	6.06	8.61	(2.56)

Book value per share	35.20	33.66	37.28	39.99	43.58	1.53	(8.38)

Tangible book value per share (5)	32.18	30.63	34.34	37.14	40.79	1.55	(8.61)

Adjusted tangible book value per share (5)	29.96	28.39	32.16	35.04	38.73	1.57	(8.76)

Select Financial Ratios

Net interest margin (as reported)	3.65%	3.81%	4.04%	3.93%	3.80%			3.85%	3.54%

Net interest margin (ex. Core OID) (1)	3.68%	3.83%	4.06%	3.95%	3.82%			3.88%	3.56%

Cost of funds	2.77%	1.93%	1.16%	1.03%	1.06%			1.74%	1.22%

Cost of funds (ex. Core OID) (1)	2.73%	1.89%	1.12%	0.99%	1.03%			1.71%	1.19%

Efficiency Ratio (6)	57.5%	57.6%	54.8%	52.6%	49.6%			55.6%	50.1%

Adjusted efficiency ratio (6)	50.6%	48.2%	43.9%	45.6%	44.4%			47.0%	43.7%

Return on average assets	0.5%	0.6%	1.0%	1.4%	1.4%			0.9%	1.7%

Return on average total equity	7.9%	8.2%	12.4%	15.5%	14.5%			11.2%	18.5%

Return on average tangible common equity	10.7%	10.9%	15.9%	19.3%	17.6%			14.4%	20.9%

Core ROTCE (7)	17.6%	17.2%	23.2%	23.6%	22.1%			20.5%	24.3%

Capital Ratios (8)

Common Equity Tier 1 (CET1) capital ratio	9.3%	9.3%	9.6%	10.0%	10.3%

Tier 1 capital ratio	10.7%	10.8%	11.1%	11.5%	11.9%

Total capital ratio	12.2%	12.4%	12.7%	13.1%	13.5%

Tier 1 leverage ratio	8.6%	8.8%	9.1%	9.4%	9.7%

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	See page 25 and 26 for methodology and detail.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.
(5)	Represents a non-GAAP financial measure. For more details refer to page 22.
(6)	Represents a non-GAAP financial measure. For more details refer to page 24.
(7)	Represents a non-GAAP financial measure. For more details refer to page 23.
(8)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

4Q 2022 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
($ in millions)	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Financing revenue and other interest income

Interest and fees on finance receivables and loans	$2,423	$2,120	$1,842	$1,714	$1,679	$303	$744	$8,099	$6,468	$1,631

Interest on loans held-for-sale	13	10	4	4	4	3	9	31	18	13

Total interest and dividends on investment securities	220	206	195	183	162	14	58	804	579	225

Interest-bearing cash	31	16	5	2	2	15	29	54	15	39

Other earning assets	12	12	8	5	5	—	7	37	21	16

Operating leases	400	397	396	403	403	3	(3)	1,596	1,550	46

Total financing revenue and other interest income	3,099	2,761	2,450	2,311	2,255	338	844	10,621	8,651	1,970

Interest expense

Interest on deposits	946	567	263	211	226	379	720	1,987	1,045	942

Interest on short-term borrowings	40	43	19	5	—	(3)	40	107	1	106

Interest on long-term debt	200	194	184	185	189	6	11	763	860	(97)

Interest on other	(1)	—	1	—	—	(1)	(1)	—	8	(8)

Total interest expense	1,185	804	467	401	415	381	770	2,857	1,914	943

Depreciation expense on operating lease assets	240	238	219	217	186	2	54	914	570	344

Net financing revenue (as reported)	$1,674	$1,719	$1,764	$1,693	$1,654	$(45)	$20	$6,850	$6,167	$683

Other revenue

Insurance premiums and service revenue earned	302	289	280	280	280	13	22	1,151	1,117	34

Gain on mortgage and automotive loans, net	24	10	4	14	14	14	10	52	87	(35)

Loss on extinguishment of debt	—	—	—	—	(10)	—	10	—	(136)	136

Other (loss) / gain on investments, net	53	(54)	(124)	5	73	107	(20)	(120)	285	(405)

Other income, net of losses	148	52	152	143	188	96	(40)	495	686	(191)

Total other revenue	527	297	312	442	545	230	(18)	1,578	2,039	(461)

Total net revenue	2,201	2,016	2,076	2,135	2,199	185	2	8,428	8,206	222

Provision for loan losses	490	438	304	167	210	52	280	1,399	241	1,158

Noninterest expense

Compensation and benefits expense	503	467	437	493	413	36	90	1,900	1,643	257

Insurance losses and loss adjustment expenses	63	70	89	58	55	(7)	8	280	261	19

Other operating expenses	700	624	612	571	622	76	78	2,507	2,206	301

Total noninterest expense	1,266	1,161	1,138	1,122	1,090	105	176	4,687	4,110	577

Pre-tax income from continuing operations	$445	$417	$634	$846	$899	$28	$(454)	$2,342	$3,855	$(1,513)

Income tax expense from continuing operations	167	117	152	191	241	50	(74)	627	790	(163)

Net income from continuing operations	278	300	482	655	658	(22)	(380)	1,715	3,065	(1,350)

(Loss) from discontinued operations, net of tax	—	(1)	—	—	(6)	1	6	(1)	(5)	4

Net income	$278	$299	$482	$655	$652	$(21)	$(374)	$1,714	$3,060	$(1,346)

Preferred Dividends	27	27	28	28	28	—	(1)	110	57	53

Net Income Available to Common Shareholders	$251	$272	$454	$627	$624	$(21)	$(373)	$1,604	$3,003	$(1,399)

Core Pre-Tax Income Walk

Net financing revenue (ex. OID) (1)	$1,685	$1,730	$1,774	$1,703	$1,663	$(45)	$22	$6,892	$6,205	$687

Adjusted other revenue (1)	478	359	448	508	533	119	(55)	1,793	2,177	(384)

Provision for credit losses	490	438	304	167	113	52	377	1,399	144	1,255

Adjusted noninterest expense (1)	1,209	1,141	1,138	1,122	1,090	68	119	4,610	4,110	500

Core pre-tax income (2)	$464	$510	$780	$921	$994	$(46)	$(530)	$2,676	$4,128	$(1,452)

Core OID	(11)	(11)	(10)	(10)	(9)	0	(2)	(42)	(38)	(4)

Change in the fair value of equity securities (3)	49	(62)	(136)	(66)	21	111	28	(215)	(7)	(208)

Repositioning (3)	(57)	(20)	—	—	(107)	(37)	50	(77)	(228)	151

Pre-tax income from continuing operations	$445	$417	$634	$846	$899	$28	$(454)	$2,342	$3,855	$(1,513)

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.
(3)	See page 25 for methodology and detail.

4Q 2022 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21

Cash and cash equivalents

Noninterest-bearing	$542	$638	$801	$470	$502	$(96)	$40

Interest-bearing	5,029	4,366	3,366	3,462	4,560	663	469

Total cash and cash equivalents	5,571	5,004	4,167	3,932	5,062	567	509

Investment securities (1)	31,284	31,344	33,590	35,413	35,859	(60)	(4,575)

Loans held-for-sale, net	654	808	798	471	549	(154)	105

Finance receivables and loans, net	135,748	132,456	128,457	125,365	122,268	3,292	13,480

Allowance for loan losses	(3,711)	(3,611)	(3,450)	(3,301)	(3,267)	(100)	(444)

Total finance receivables and loans, net	132,037	128,845	125,007	122,064	119,001	3,192	13,036

Investment in operating leases, net	10,444	10,577	10,516	10,730	10,862	(133)	(418)

Premiums receivables and other insurance assets	2,698	2,719	2,743	2,730	2,724	(21)	(26)

Other assets	9,138	9,343	8,882	8,957	8,293	(205)	845

Total assets	$191,826	$188,640	$185,703	$184,297	$182,350	$3,186	$9,476

Liabilities

Deposit liabilities

Noninterest-bearing	$185	$220	$185	$175	$150	$(35)	$35

Interest-bearing	152,112	145,531	140,216	142,300	141,408	6,581	10,704

Total deposit liabilities	152,297	145,751	140,401	142,475	141,558	6,546	10,739

Short-term borrowings	2,399	7,200	7,775	3,950	—	(4,801)	2,399

Long-term debt	17,762	16,628	16,984	15,885	17,029	1,134	733

Interest payable	408	484	270	302	210	(76)	198

Unearned insurance premiums and service revenue	3,453	3,468	3,490	3,500	3,514	(15)	(61)

Accrued expense and other liabilities	2,648	2,675	2,799	2,772	2,989	(27)	(341)

Total liabilities	$178,967	$176,206	$171,719	$168,884	$165,300	$2,761	$13,667

Equity

Common stock and paid-in capital (2)	$14,978	$14,994	$15,390	$15,956	$16,483	$(16)	$(1,505)

Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—

Accumulated deficit	(384)	(544)	(721)	(1,076)	(1,599)	160	1,215

Accumulated other comprehensive income / (loss)	(4,059)	(4,340)	(3,009)	(1,791)	(158)	281	(3,901)

Total equity	12,859	12,434	13,984	15,413	17,050	425	(4,191)

Total liabilities and equity	$191,826	$188,640	$185,703	$184,297	$182,350	$3,186	$9,476

(1)	Includes Held-to-maturity securities.
(2)	Includes Treasury stock.

4Q 2022 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Assets	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Interest-bearing cash and cash equivalents	$4,129	$3,627	$3,761	$4,027	$6,532	$502	$(2,403)	$3,886	$12,855	$(8,969)

Investment securities and other earning assets	32,131	34,166	34,679	36,664	36,809	(2,035)	(4,678)	34,397	35,793	(1,396)

Loans held-for-sale, net	722	748	420	570	461	(26)	261	616	487	129

Total finance receivables and loans, net (2)	134,170	129,996	125,628	122,772	118,135	4,174	16,035	128,178	114,420	13,758

Investment in operating leases, net	10,546	10,588	10,615	10,878	10,951	(42)	(405)	10,656	10,518	138

Total interest earning assets	181,698	179,125	175,103	174,911	172,888	2,573	8,810	177,733	174,073	3,660

Noninterest-bearing cash and cash equivalents	395	503	343	422	505	(108)	(110)	416	514	(98)

Other assets	11,082	10,338	10,510	9,825	9,568	744	1,514	10,442	9,098	1,344

Allowance for loan losses	(3,641)	(3,494)	(3,339)	(3,279)	(3,168)	(147)	(473)	(3,439)	(3,193)	(246)

Total assets	$189,534	$186,472	$182,617	$181,879	$179,793	$3,062	$9,741	$185,152	$180,492	$4,660

Liabilities

Interest-bearing deposit liabilities

Retail deposit liabilities	$135,340	$131,868	$132,111	$135,046	$132,706	$3,472	$2,634	$133,587	$129,427	$4,160

Other interest-bearing deposit liabilities (3)	12,933	10,717	7,522	6,340	7,172	2,216	5,761	9,400	9,520	(120)

Total Interest-bearing deposit liabilities	148,273	142,586	139,633	141,387	139,878	5,687	8,395	142,987	138,947	4,040

Short-term borrowings	4,169	6,266	5,695	980	—	(2,097)	4,169	4,292	201	4,091

Long-term debt (4)	17,282	16,798	16,231	16,410	15,493	484	1,789	16,683	17,620	(937)

Total interest-bearing liabilities (4)	169,724	165,650	161,559	158,777	155,371	4,074	14,353	163,962	156,768	7,194

Noninterest-bearing deposit liabilities	212	207	181	171	165	5	47	193	157	36

Other liabilities	6,809	6,435	6,408	6,772	6,731	374	78	6,606	6,855	(249)

Total liabilities	$176,745	$172,292	$168,148	$165,720	$162,267	$4,453	$14,478	$170,761	$163,780	$6,981

Equity

Total equity	$12,789	$14,180	$14,469	$16,159	$17,526	$(1,391)	$(4,737)	$14,391	$16,712	$(2,321)

Total liabilities and equity	$189,534	$186,472	$182,617	$181,879	$179,793	$3,062	$9,741	$185,152	$180,492	$4,660

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).
(4)	Includes average Core OID balance of $847 million in 4Q 2022, $858 million in 3Q 2022, $868 million in 2Q 2022, $878 million in 1Q 2022, and $889 million in 4Q 2021.

4Q 2022 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Pre-tax Income / (Loss)	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Automotive Finance	$437	$488	$600	$725	$839	$(51)	$(402)	$2,250	$3,384	$(1,134)

Insurance	101	(30)	(122)	13	91	131	10	(38)	343	(381)

Dealer Financial Services	538	458	478	738	930	80	(392)	2,212	3,727	(1,515)

Corporate Finance	67	91	60	64	73	(24)	(6)	282	282	—

Mortgage Finance	19	19	6	11	3	—	16	55	32	23

Corporate and Other (1)	(179)	(151)	90	33	(107)	(28)	(72)	(207)	(186)	(21)

Pre-tax income from continuing operations	$445	$417	$634	$846	$899	$28	$(454)	$2,342	$3,855	$(1,513)

Core OID (2)	11	11	10	10	9	0	2	42	38	4

Change in the fair value of equity securities (3)	(49)	62	136	66	(21)	(111)	(28)	215	7	208

Repositioning (4)	57	20	—	—	107	37	(50)	77	228	(151)

Core pre-tax income (4)	$464	$510	$780	$921	$994	$(46)	$(530)	$2,676	$4,128	$(1,452)

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio..

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)	See page 25 and 26 for methodology and detail.
(4)	Represents a non-GAAP measure. See page 25 and 26 for methodology and detail.

4Q 2022 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Net financing revenue

Consumer	$1,555	$1,461	$1,362	$1,302	$1,339	$94	$216	$5,680	$5,198	$482

Commercial	252	189	142	129	116	63	136	712	514	198

Loans held-for-sale	2	—	—	—	—	2	2	2	—	2

Operating leases	400	397	396	403	403	3	(3)	1,596	1,550	46

Total financing revenue and other interest income	2,209	2,047	1,900	1,834	1,858	162	351	7,990	7,262	728

Interest expense	644	506	380	322	331	138	313	1,852	1,483	369

Depreciation expense on operating lease assets:

Depreciation expense on operating lease assets (ex. remarketing)	271	277	269	266	251	(6)	20	1,083	914	169

Remarketing gains	31	39	50	50	65	(8)	-(35)	170	344	(174)

Total depreciation expense on operating lease assets	240	238	219	217	186	2	54	914	570	344

Net financing revenue	1,325	1,303	1,301	1,295	1,341	22	(16)	5,224	5,209	15

Other revenue

Total other revenue	92	74	72	68	67	18	25	306	251	55

Total net revenue	1,417	1,377	1,373	1,363	1,408	40	9	5,530	5,460	70

Provision for credit losses	376	328	228	104	45	48	331	1,036	53	983

Noninterest expense

Compensation and benefits	154	155	152	168	146	(1)	8	629	571	58

Other operating expenses	450	406	393	366	378	44	72	1,615	1,452	163

Total noninterest expense	604	561	545	534	524	43	80	2,244	2,023	221

Pre-tax Income	$437	$488	$600	$725	$839	$(51)	$(402)	$2,250	$3,384	$(1,134)

Memo: Net lease revenue

Operating lease revenue	$400	$397	$396	$403	$403	$3	$(3)	$1,596	$1,550	$46

Depreciation expense on operating lease assets (ex. remarketing)	271	277	269	266	251	(6)	20	1,083	914	169

Remarketing gains, net of repo valuation	31	39	50	50	65	(8)	(35)	170	344	(174)

Total depreciation expense on operating lease assets	240	238	219	217	186	2	54	914	570	344

Net lease revenue	$160	$159	$177	$186	$217	$1	$(57)	$682	$980	$(298)

Balance Sheet (Period-End)

Cash, trading and investment securities	$—	$—	$23	$24	$23	$—	$(23)

Loans held-for-sale, net	6	6	—	—	—	—	6

Consumer loans	83,903	84,116	82,191	79,262	78,289	(213)	5,614

Commercial loans	18,784	16,163	16,109	17,295	16,074	2,621	2,710

Allowance for loan losses	(3,053)	(3,024)	(2,914)	(2,794)	(2,802)	(29)	(251)

Total finance receivables and loans, net	99,634	97,255	95,386	93,763	91,561	2,379	8,073

Investment in operating leases, net	10,444	10,577	10,516	10,730	10,862	(133)	(418)

Other assets	1,379	1,276	1,253	1,237	1,207	103	172

Total assets	$111,463	$109,114	$107,178	$105,754	$103,653	$2,349	$7,810

4Q 2022 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

U.S. Consumer Originations (1) ($ in billions)

Retail standard - new vehicle GM	$1.2	$1.2	$1.1	$0.9	$0.8	$—	$0.4	$4.4	$3.9	$0.4

Retail standard - new vehicle Stellantis	0.7	0.9	0.9	1.0	1.0	(0.2)	(0.3)	3.6	4.2	(0.7)

Retail standard - new vehicle Growth	1.0	1.2	1.2	1.0	1.0	(0.2)	—	4.4	4.8	(0.4)

Used vehicle	5.5	7.9	9.1	7.6	7.0	(2.3)	(1.4)	30.1	27.7	2.4

Lease	0.7	1.1	0.9	1.0	0.9	(0.4)	(0.2)	3.7	5.4	(1.7)

Retail subvented	0.0	0.0	0.0	0.1	0.1	0.0	0.0	0.2	0.2	0.0

Total originations	$9.2	$12.3	$13.3	$11.6	$10.9	$(3.1)	$(1.7)	$46.4	$46.3	$0.1

U.S. Consumer Originations - FICO Score

Super prime (760-999)	$1.8	$2.1	$2.0	$1.8	$1.6	$(0.3)	$0.2	$7.6	$7.3	$0.4

High prime (720-759)	1.3	1.6	1.7	1.4	1.3	(0.3)	(0.1)	5.9	5.7	0.2

Prime (660-719)	2.8	4.0	4.3	3.7	3.5	(1.2)	(0.7)	14.9	15.2	(0.2)

Prime/Near (620-659)	1.8	2.6	3.0	2.8	2.6	(0.8)	(0.8)	10.2	11.1	(0.8)

Non-Prime (540-619)	0.6	0.9	1.2	0.9	1.0	(0.4)	(0.4)	3.5	3.8	(0.3)

Sub-Prime (0-539)	0.1	0.2	0.2	0.1	0.1	(0.1)	—	0.6	0.5	0.1

No FICO (Primarily CSG) (2)	0.9	0.9	0.9	0.9	0.7	—	0.2	3.5	2.7	0.8

Total originations	$9.2	$12.3	$13.3	$11.6	$10.9	$(3.1)	$(1.7)	$46.4	$46.3	$0.1

U.S. Consumer Retail Originations - Average FICO

New vehicle	707	699	698	697	697	8	10	700	693	6

Used vehicle	693	684	682	682	679	9	14	684	679	5

Total retail originations	697	688	685	686	684	9	14	688	683	5

U.S. Market

Light vehicle sales (SAAR - units in millions)	14.2	13.4	13.3	14.1	13.0	0.9	1.2	13.8	15.0	(1.2)

Light vehicle sales (quarterly - units in millions)	3.5	3.4	3.5	3.3	3.2	0.2	0.3	13.7	14.9	(1.2)

Dealer Engagement

Total Active Dealers (3)	23,290	22,923	22,408	21,688	21,076	367	2,214	23,290	21,076	2,214

Total Application Volume (000s)	2,866	3,149	3,296	3,169	2,933	(284)	(67)	12,480	13,006	(526)

Ally U.S. Commercial Outstandings EOP ($ in billions)

Floorplan outstandings	$13.0	$10.8	$11.0	$12.4	$11.1	$2.2	$1.9

Dealer loans and other	5.7	5.3	5.1	4.9	4.9	0.4	0.8

Total Commercial outstandings	$18.8	$16.2	$16.1	$17.3	$16.1	$2.6	$2.7

U.S. Off-Lease Remarketing

Off-lease vehicles terminated - on-balance sheet (# in units)	20,919	29,562	29,665	30,488	27,977	(8,643)	(7,058)	110,634	127,708	(17,074)

Average gain / (loss) per vehicle	$1,476	$1,325	$1,671	$1,640	$2,339	$151	$(863)	$1,533	$2,693	$(1,160)

Total gain ($ in millions)	$31	$39	$50	$50	$65	$(8)	(35)	$170	$344	$(174)

(1)

Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2)	Commercial Services Group (CSG) are business customers. Average annualized credit losses of 35-40 bps on CSG loans from 2016 through 4Q22.
(3)	Active Dealers include those who utilize one or more of Ally’s products including consumer and commercial lending, SmartAuction or Commercial Services Group.

4Q 2022 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement (GAAP View)	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Net financing revenue

Total interest and fees on finance receivables and loans(1)	$2	$2	$2	$3	$4	$—	$(2)	$9	$14	$(5)

Interest and dividends on investment securities	32	28	29	26	26	4	6	115	102	13

Interest bearing cash	1	1	—	—	—	—	1	2	1	1

Total financing revenue and other interest revenue	35	31	31	29	30	4	5	126	117	9

Interest expense	7	7	11	12	15	—	(8)	37	58	(21)

Net financing revenue	28	24	20	17	15	4	13	89	59	30

Other revenue

Insurance premiums and service revenue earned	302	289	280	280	280	13	22	1,151	1,117	34

Other (loss) / gain on investments, net	54	(56)	(127)	(14)	56	110	(2)	(143)	216	(359)

Other income, net of losses	3	3	5	4	3	—	—	15	12	3

Total other revenue	359	236	158	270	339	123	20	1,023	1,345	(322)

Total net revenue	387	260	178	287	354	127	33	1,112	1,404	(292)

Noninterest expense

Compensation and benefits expense	23	26	24	28	23	(3)	—	101	92	9

Insurance losses and loss adjustment expenses	63	70	89	58	55	(7)	8	280	261	19

Other operating expenses	200	194	187	188	185	6	15	769	708	61

Total noninterest expense	286	290	300	274	263	(4)	23	1,150	1,061	89

Pre-tax (loss) income	$101	$(30)	$(122)	$13	$91	$131	$10	$(38)	$343	$(381)

Memo: Income Statement (Managerial View)

Insurance premiums and other income

Insurance premiums and service revenue earned	$302	$289	$280	$280	$280	$13	$22	$1,151	$1,117	$34

Investment income (adjusted) (2)	33	30	29	64	47	3	(14)	156	285	(129)

Other income	3	3	5	4	3	—	—	15	12	3

Total insurance premiums and other income	338	322	314	348	330	16	8	1,322	1,414	(92)

Expense

Insurance losses and loss adjustment expenses	63	70	89	58	55	(7)	8	280	261	19

Acquisition and underwriting expenses

Compensation and benefit expense	23	26	24	28	23	(3)	—	101	92	9

Insurance commission expense	158	152	151	149	147	6	12	611	563	48

Other expense	42	42	36	39	38	0	3	158	145	13

Total acquistion and underwriting expense	223	220	211	216	208	3	15	870	800	70

Total expense	286	290	300	274	263	(4)	23	1,150	1,061	89

Core pre-tax income (2)	52	32	14	74	67	20	(15)	172	353	(181)

Change in the fair value of equity securities (2)	49	(62)	(136)	(61)	24	111	25	(210)	(10)	(200)

(Loss) income before income tax expense	$101	$(30)	$(122)	$13	$91	$131	$10	$(38)	$343	$(381)

Balance Sheet (Period-End)

Cash and investment securities	$5,252	$5,161	$5,407	$5,651	$5,530	$91	$(278)

Intercompany loans(1)	417	390	411	572	923	27	(506)

Premiums receivable and other insurance assets	2,712	2,731	2,755	2,741	2,735	(19)	(23)

Other assets	278	251	246	256	193	27	85

Total assets	$8,659	$8,533	$8,819	$9,220	$9,381	$126	$(722)

Key Statistics

Total written premiums and revenue (3)	$285	$291	$262	$265	$268	$(6)	$17	$1,103	$1,197	$(94)

Loss ratio (4)	20.6%	23.9%	31.2%	20.5%	19.5%			24.0%	23.1%

Underwriting expense ratio (5)	73.0%	74.8%	74.8%	76.0%	73.4%			74.6%	70.7%

Combined ratio	93.6%	98.7%	106.0%	96.5%	92.9%			98.6%	93.9%

(1)	Intercompany activity represents excess liquidity placed with corporate segment
(2)	Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.
(3)	Written premiums are net of ceded premium for reinsurance.
(4)	Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(5)	Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

4Q 2022 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Net financing revenue

Total financing revenue and other interest income	$155	$151	$139	$130	$119	$4	$36	$575	$407	$168

Interest expense	100	94	83	77	77	6	23	354	283	71

Net financing revenue	55	57	56	53	42	(2)	13	221	124	97

Gain on mortgage loans, net	1	7	4	14	14	(6)	(13)	26	87	(61)

Other income, net of losses	1	—	—	—	(1)	1	2	1	7	(6)

Total other revenue	2	7	4	14	13	(5)	(11)	27	94	(67)

Total net revenue	57	64	60	67	55	(7)	2	248	218	30

Provision for loan losses	1	2	—	—	1	(1)	—	3	(1)	4

Noninterest expense

Compensation and benefits expense	6	5	6	6	6	1	—	23	22	1

Other operating expense	31	38	48	50	45	(7)	(14)	167	165	2

Total noninterest expense	37	43	54	56	51	(6)	(14)	190	187	3

Pre-tax Income	$19	$19	$6	$11	$3	$—	$16	$55	$32	$23

Balance Sheet (Period-End)

Finance receivables and loans, net:

Consumer loans	$19,445	$19,715	$18,923	$18,372	$17,644	$(270)	$1,801

Allowance for loan losses	(22)	(21)	(20)	(19)	(19)	(1)	(3)

Total finance receivables and loans, net	19,423	19,694	18,903	18,353	17,625	(271)	1,798

Loans held for sale, net	13	44	81	95	80	(31)	(67)

Other assets	93	124	142	148	142	(31)	(49)

Total assets	$19,529	$19,862	$19,126	$18,596	$17,847	$(333)	$1,682

4Q 2022 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Net financing revenue

Total financing revenue and other interest income	$199	$148	$104	$95	$93	$51	$106	$546	$345	$201

Interest expense	105	68	27	12	10	37	95	212	37	175

Net financing revenue	94	80	77	83	83	14	11	334	308	26

Total other revenue	25	54	19	24	53	(29)	(28)	122	128	(6)

Total net revenue	119	134	96	107	136	(15)	(17)	456	436	20

Provision for loan losses	16	13	8	6	33	3	(17)	43	38	5

Noninterest expense

Compensation and benefits expense	20	17	15	23	18	3	2	75	70	5

Other operating expense	16	13	13	14	12	3	4	56	46	10

Total noninterest expense	36	30	28	37	30	6	6	131	116	15

Pre-tax Income	$67	$91	$60	$64	$73	$(24)	$(6)	$282	$282	$—

Change in the fair value of equity securities (1)	0	0	0	4	2	—	(1)	4	(4)	8

Core pre-tax income (2)	$67	$91	$60	$68	$75	$(24)	$(7)	$286	$278	$8

Balance Sheet (Period-End)

Equity securities	$6	$6	$3	$3	$11	$—	$(5)

Loans held for sale, net	445	544	517	190	305	(99)	140

Commercial loans	10,147	9,355	8,475	8,021	7,770	792	2,377

Allowance for loan losses	(202)	(186)	(203)	(221)	(215)	(16)	13

Total finance receivables and loans, net	9,945	9,169	8,272	7,800	7,555	776	2,390

Other assets	148	121	98	93	79	27	69

Total assets	$10,544	$9,840	$8,890	$8,086	$7,950	$704	$2,594

(1)	See page 25 and 26 for methodology and detail.
(2)	Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.

4Q 2022 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Net financing revenue

Total financing revenue and other interest income	$501	$384	$276	$223	$155	$117	$346	$1,384	$520	$864

Interest expense	329	129	(34)	(22)	(18)	200	347	402	53	349

Net financing revenue	172	255	310	245	173	(83)	(1)	982	467	515

Other revenue

Loss on extinguishment of debt	—	—	—	—	(10)	—	10	—	(136)	136

Other gain on investments, net	—	2	2	18	17	(2)	(17)	22	64	(42)

Other income, net of losses (1)	49	(76)	57	48	66	125	(17)	78	293	(215)

Total other revenue	49	(74)	59	66	73	123	(24)	100	221	(121)

Total net revenue	221	181	369	311	246	40	(25)	1,082	688	394

Provision for loan losses	97	95	68	57	131	2	(34)	317	151	166

Noninterest expense

Compensation and benefits expense	300	264	240	268	220	36	80	1,072	888	184

Other operating expense (2)	3	(27)	(29)	(47)	2	30	1	(100)	(165)	65

Total noninterest expense	303	237	211	221	222	66	81	972	723	249

Pre-tax (loss) income	$(179)	$(151)	$90	$33	$(107)	$(28)	$(72)	$(207)	$(186)	$(21)

Change in the fair value of equity securities (3)	—	—	—	—	1	—	(1)	1	1	—

Core OID (4)	11	11	10	10	9	—	2	42	38	4

Repositioning (3)	57	20	—	—	107	37	(50)	77	228	(151)

Core pre-tax (loss) income (4)	$(111)	$(120)	$101	$43	$10	$9	$(121)	$(87)	$81	$(168)

Balance Sheet (Period-End)

Cash, trading and investment securities	$31,597	$31,181	$32,324	$33,667	$35,357	$416	$(3,760)

Loans held-for-sale, net	190	214	200	186	164	(24)	26

Consumer loans	3,262	2,889	2,569	2,235	2,293	373	969

Commercial loans	207	218	190	180	198	(11)	9

Intercompany loans (5)	(417)	(390)	(411)	(572)	(923)	(27)	506

Allowance for loan losses	(434)	(380)	(313)	(267)	(231)	(54)	(203)

Total finance receivables and loans, net	2,618	2,337	2,035	1,576	1,337	281	1,281

Other assets	7,226	7,559	7,131	7,212	6,661	(333)	565

Total assets	$41,631	$41,291	$41,690	$42,641	$43,519	$340	$(1,888)

Core OID Amortization Schedule (4)	2023	2024	2025	2026	2027 & After

Remaining Core OID amortization expense	$48	$56	$66	$77	Avg = $119/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $350 million for 4Q22, $321 million for 3Q22, $307 million for 2Q22, $311 million for 1Q22, and $294 million for 4Q21. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) See page 25 and 26 for methodology and detail.

(4) Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.

(5) Intercompany loan related to activity between Insurance and Corporate for liquidity purposes.

(6) Forecast values reflect the completion of a three-part exercise to retire a total of $2.6B trust preferred securities.

4Q 2022 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Asset Quality - Consolidated (1)	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Ending loan balance	$135,745	$132,450	$128,450	$125,358	$122,261	$3,295	$13,484

30+ Accruing DPD	$3,128	$2,608	$2,198	$1,684	$1,793	$520	$1,335

30+ Accruing DPD %	2.30%	1.97%	1.71%	1.34%	1.47%

60+ Accruing DPD	$779	$609	$491	$380	$401	$170	$378

60+ Accruing DPD %	0.57%	0.46%	0.38%	0.30%	0.33%

Non-performing loans (NPLs)	$1,454	$1,383	$1,380	$1,388	$1,436	$71	$18

Net charge-offs (NCOs)	$390	$276	$153	$133	$103	$114	$287	$952	$269	$683

Net charge-off rate (2)	1.16%	0.85%	0.49%	0.43%	0.35%			0.74%	0.23%

Provision for loan losses (3)	$490	$438	$304	$167	$210	$52	$280	$1,399	$241	$1,158

Allowance for loan losses (ALLL)	$3,711	$3,611	$3,450	$3,301	$3,267	$100	$444

ALLL as % of Loans (3) (4)	2.72%	2.71%	2.68%	2.63%	2.67%

ALLL as % of NPLs (3)	255%	261%	250%	238%	227%

ALLL as % of NCOs (3)	238%	327%	561%	n/m	n/m

US Auto Delinquencies - HFI Retail Contract $‘s

30+ Delinquent contract $	$2,962	$2,442	$2,061	$1,594	$1,677	$520	$1,285

% of retail contract $outstanding	3.56%	2.93%	2.52%	2.02%	2.14%

60+ Delinquent contract $	$738	$577	$470	$362	$378	$161	$360

% of retail contract $outstanding	0.89%	0.69%	0.57%	0.46%	0.48%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s

Net charge-offs	$347	$217	$108	$113	$94	$130	$253	$785	$237	$548

% of avg. HFI assets (2)	1.66%	1.05%	0.54%	0.58%	0.48%			0.97%	0.31%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s

Net charge-offs	$(0)	$(0)	$(1)	$(1)	$—	$—	$—	$(2)	$—	$(2)

% of avg. HFI assets (2)	—%	—%	(0.03)%	(0.01)%	(0.01)%			(0.01)%	—%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes ($617M) of fair value adjustment for loans in hedge accounting relationships in 4Q22, ($658M) in 3Q22, ($501M) in 2Q22, ($350M) in 1Q22 and ($37M) in 4Q21.

4Q 2022 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21
Allowance for loan losses	$3,020	$2,993	$2,885	$2,763	$2,769	$27	$251

Total consumer loans (2)	$83,286	$83,459	$81,691	$78,911	$78,252	$(173)	$5,034

Coverage ratio (3)	3.60%	3.56%	3.51%	3.49%	3.54%

Commercial

Allowance for loan losses	$33	$30	$30	$31	$33	$2	$—

Total commercial loans	$18,784	$16,163	$16,108	$17,295	$16,074	$2,621	$2,710

Coverage ratio	0.18%	0.19%	0.18%	0.18%	0.21%

Mortgage (1)

Consumer

Mortgage Finance

Allowance for loan losses	$22	$21	$20	$19	$19	$1	$3

Total consumer loans	$19,445	$19,715	$18,923	$18,372	$17,644	$(270)	$1,801

Coverage ratio	0.11%	0.11%	0.11%	0.10%	0.11%

Mortgage-Legacy

Allowance for loan losses	$5	$6	$6	$7	$8	$(1)	$(3)

Total consumer loans	$290	$306	$322	$341	$368	$(16)	$(78)

Coverage ratio	1.78%	1.86%	1.92%	2.03%	2.05%

Total Mortgage

Allowance for loan losses	$27	$27	$26	$26	$27	$—	$—

Total consumer loans	$19,735	$20,021	$19,245	$18,713	$18,012	$(286)	$1,723

Coverage ratio	0.14%	0.13%	0.14%	0.14%	0.15%

Consumer Other - Ally Lending (1) (4)

Allowance for loan losses	$194	$167	$141	$124	$102	$27	$92

Total consumer loans	$1,987	$1,807	$1,516	$1,202	$1,002	$180	$985

Coverage ratio	9.77%	9.22%	9.32%	10.32%	10.20%

Consumer Other - Ally Credit Card (1) (5)

Allowance for loan losses	$232	$205	$162	$134	119	$27	$113

Total consumer loans	$1,599	$1,427	$1,224	$1,036	953	$172	$646

Coverage ratio	14.51%	14.40%	13.25%	12.90%	12.44%

Corporate Finance (1)

Allowance for loan losses	$202	$186	$203	$221	$215	$16	$(13)

Total commercial loans	$10,147	$9,354	$8,476	$8,021	$7,770	$793	$2,377

Coverage ratio	1.99%	1.99%	2.40%	2.76%	2.77%

Corporate and Other (1)

Allowance for loan losses	$3	$3	$3	$2	$2	$—	$1

Total commercial loans	$207	$219	$190	$180	$198	$(12)	$9

Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($617M) of fair value adjustment for loans in hedge accounting relationships in 4Q22, ($658M) in 3Q22, ($501M) in 2Q22, ($350M) in 1Q22 and ($37M) in 4Q21.

(3) Excludes ($617M) of fair value adjustment for loans in hedge accounting relationships in 4Q22, ($658M) in 3Q22, ($501M) in 2Q22, ($350M) in 1Q22 and ($37M) in 4Q21.

(4) Unsecured consumer lending from point-of-sale financing.

(5) Credit card lending portfolio.

4Q 2022 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)	QUARTERLY TRENDS					CHANGE VS.

Capital	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21
Risk-weighted assets	$157.3	$155.2	$152.3	$149.0	$146.4	$2.1	$10.9
Common Equity Tier 1 (CET1) capital ratio	9.3%	9.3%	9.6%	10.0%	10.3%
Tier 1 capital ratio	10.7%	10.8%	11.1%	11.5%	11.9%
Total capital ratio	12.2%	12.4%	12.7%	13.1%	13.5%
Tangible common equity / Tangible assets (1)(2)	5.0%	4.9%	5.8%	6.6%	7.6%
Tangible common equity / Risk-weighted assets (1)	6.1%	5.9%	7.1%	8.2%	9.4%
Shareholders’ equity	$12.9	$12.4	$14.0	$15.4	$17.1	$0.5	$(4.2)
add: CECL phase-in adjustment	0.9	0.9	0.9	0.9	1.2	—	(0.3)
less: Certain AOCI items and other adjustments	3.2	3.4	2.1	0.9	(0.8)	(0.2)	4.0
Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—

Common Equity Tier 1 capital	$14.6	$14.4	$14.7	$14.8	$15.1	$0.2	$(0.5)

Common Equity Tier 1 capital	$14.6	$14.4	$14.7	$14.8	$15.1	$0.2	$(0.5)
add: Preferred equity	2.3	2.3	2.3	2.3	2.3	—	—
less: Other adjustments	—	—	—	—	(0.1)	—	0.1

Tier 1 capital	$16.9	$16.7	$16.9	$17.1	$17.4	$0.2	$(0.5)

Tier 1 capital	$16.9	$16.7	$16.9	$17.1	$17.4	$0.2	$(0.5)
add: Qualifying subordinated debt	0.4	0.6	0.6	0.6	0.6	(0.2)	(0.2)
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.9	1.9	1.9	1.8	1.7	—	0.2

Total capital	$19.2	$19.2	$19.4	$19.6	$19.7	$—	$(0.5)

Total shareholders’ equity	$12.9	$12.4	$14.0	$15.4	$17.1	$0.5	$(4.2)
less: Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—
Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	—

Tangible common equity (1)	$9.6	$9.2	$10.7	$12.2	$13.8	$0.4	$(4.2)

Total assets	$191.8	$188.6	$185.7	$184.3	$182.1	$3.2	$9.7
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	—	—

Tangible assets (2)	$190.9	$187.7	$184.8	$183.4	$181.2	$3.2	$9.7

Note: Numbers may not foot due to rounding

(1) Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.

(2) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

4Q 2022 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity ($ in billions)	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21

Liquid cash and cash equivalents (1)	$5.1	$4.6	$3.7	$3.6	$4.4	$0.5	$0.7

Highly liquid securities (2)	22.2	22.7	24.6	25.9	26.8	(0.5)	(4.6)

Total current available liquidity	$27.3	$27.3	$28.3	$29.5	$31.2	$—	$(3.9)

Unsecured Long-Term Debt Maturity Profile	2023	2024	2025	2026	2027	2028 & After

Consolidated remaining maturities (3)	$2.0	$1.5	$2.3	$—	$1.5	$3.2

Ally Bank Deposits

Key Deposit Statistics

Average retail CD maturity (months)	19.4	21.3	20.7	20.5	20.3	(1.9)	(0.9)

Average retail deposit rate	2.45%	1.50%	0.71%	0.59%	0.61%

End of Period Deposit Levels ($ in millions)

Retail	$137,684	$133,878	$131,155	$135,978	$134,672	$3,806	$3,012

Brokered & other	14,613	11,873	9,247	6,497	6,886	2,740	7,726

Total deposits	$152,297	$145,751	$140,402	$142,475	$141,558	$6,546	$10,739

Deposit Mix

Retail CD	20%	20%	23%	24%	26%

MMA/OSA/Checking	71%	72%	71%	72%	70%

Brokered	9%	8%	6%	4%	4%

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2)	Includes unencumbered UST, Agency debt, Agency MBS, and highly liquid Corporates

(3)	Excludes retail notes; as of 12/31/2022. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

4Q 2022 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Average Balance Details	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Retail Auto Loans	$83,781	$82,362	$79,695	$78,224	$77,979	$1,419	$5,802	$81,035	$75,689	$5,346

Auto Lease (net of dep)	10,546	10,588	10,615	10,878	10,951	(42)	(405)	10,656	10,518	138

Dealer Floorplan	11,822	10,886	11,372	11,594	9,539	936	2,283	11,418	11,183	235

Other Dealer Loans	5,462	5,059	4,839	4,810	4,829	403	633	5,044	5,273	(229)

Corporate Finance	10,181	9,291	8,351	8,045	7,147	890	3,034	8,974	6,653	2,321

Mortgage(1)	19,876	19,762	18,980	18,228	17,533	114	2,343	19,218	15,046	4,172

Consumer Other - Ally Lending(2)	1,904	1,672	1,346	1,100	923	232	981	1,508	660	848

Consumer Other - Ally Credit Card (3)	1,486	1,300	1,093	981	309	186	1,177	1,216	78	1,138

Cash and Cash Equivalents	4,129	3,627	3,761	4,027	6,532	502	(2,403)	3,886	12,855	(8,969)

Investment Securities and Other	32,513	34,578	35,050	37,025	37,146	(2,065)	(4,633)	34,778	36,118	(1,340)

Total Earning Assets	$181,698	$179,125	$175,103	$174,911	$172,888	$2,573	$8,810	$177,733	$174,073	$3,660
Interest Revenue	2,859	2,523	2,231	2,094	2,069	336	790	9,707	8,081	1,626

Unsecured Debt (ex. Core OID balance) (4) (7)	$10,447	$10,046	$9,674	$9,976	$10,061	$401	$386	$10,037	$11,113	$(1,076)

Secured Debt	1,917	1,374	1,154	1,089	1,331	543	586	1,386	2,346	(960)

Deposits (5)	148,485	142,793	139,814	141,557	140,043	5,692	8,442	143,180	139,104	4,076

Other Borrowings	9,934	12,502	11,966	7,203	4,990	(2,568)	4,944	10,414	5,313	5,101

Total Funding Sources (ex. Core OID balance) (4)	$170,783	$166,715	$162,608	$159,826	$156,425	$4,068	$14,358	$165,017	$157,876	$7,141

Interest Expense (ex. Core OID) (4)	1,174	793	457	391	406	381	768	2,815	1,876	939

Net Financing Revenue (ex. Core OID) (4)	$1,685	$1,730	$1,774	$1,703	$1,663	$(45)	$22	$6,892	$6,205	$687

Net Interest Margin (yield details)

Retail Auto Loan	7.98%	7.29%	6.82%	6.61%	6.61%	0.69%	1.37%	7.19%	6.65%	0.54%

Retail Auto Loan (excl. hedge impact)	7.37%	7.04%	6.85%	6.75%	6.81%	0.33%	0.56%	7.01%	6.87%	0.14%

Auto Lease (net of dep)	6.02%	5.98%	6.66%	6.96%	7.88%	0.04%	(1.86)%	6.41%	9.32%	(2.91)%

Dealer Floorplan	6.42%	5.03%	3.45%	2.97%	2.98%	1.39%	3.44%	4.49%	3.17%	1.32%

Other Dealer Loans	4.82%	4.33%	4.13%	4.17%	4.10%	0.49%	0.72%	4.38%	4.21%	0.17%

Corporate Finance	7.78%	6.30%	5.02%	4.76%	5.15%	1.48%	2.63%	6.09%	5.19%	0.90%

Mortgage	3.17%	3.10%	3.01%	2.94%	2.77%	0.07%	0.40%	3.06%	2.79%	0.27%

Consumer Other - Ally Lending (2)	10.37%	11.04%	11.94%	12.62%	12.89%	(0.67)%	(2.52)%	11.31%	13.82%	(2.51)%

Consumer Other - Ally Credit Card (3)	21.75%	21.17%	19.71%	18.75%	18.11%	0.58%	3.64%	20.54%	18.11%	2.43%

Cash and Cash Equivalents	2.94%	1.73%	0.61%	0.15%	0.14%	1.21%	2.80%	1.38%	0.12%	1.26%

Investment Securities and Other	2.89%	2.55%	2.35%	2.09%	1.81%	0.34%	1.08%	2.46%	1.60%	0.86%

Total Earning Assets	6.24%	5.59%	5.11%	4.86%	4.75%	0.65%	1.49%	5.46%	4.64%	0.82%

Unsecured Debt (ex. Core OID & Core OID balance) (4) (7)	5.12%	4.99%	5.04%	5.12%	5.02%	0.13%	0.10%	5.09%	5.25%	(0.16)%

Secured Debt	4.73%	6.08%	6.61%	6.36%	5.91%	(1.35)%	(1.18)%	5.77%	4.19%	1.58%

Deposits (5)	2.53%	1.58%	0.76%	0.61%	0.64%	0.95%	1.89%	1.39%	0.75%	0.64%

Other Borrowings (6)	2.80%	2.48%	1.75%	2.11%	2.59%	0.32%	0.21%	2.29%	2.80%	(0.51)%

Total Funding Sources (ex. Core OID & Core OID balance) (4)	2.73%	1.89%	1.12%	0.99%	1.03%	0.84%	1.70%	1.71%	1.19%	0.52%

NIM (as reported)	3.65%	3.81%	4.04%	3.93%	3.80%	(0.16)%	(0.15)%	3.85%	3.54%	0.31%

NIM (ex. Core OID & Core OID balance) (4)	3.68%	3.83%	4.06%	3.95%	3.82%	(0.15)%	(0.14)%	3.88%	3.56%	0.32%

(1)	Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.
(2)	Unsecured consumer lending from point-of-sale financing.
(3)

Credit Card lending portfolio. Fair Square 4Q2021 end of period balance was $953 million. Average Balance reflects one month of active balances on balance sheet (12/1/2021 12/31/2021) and $0 for prior months within period

(4)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.
(5)	Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.
(6)	Includes Demand Notes (terminated on 3/1/21), FHLB Borrowings, Repurchase Agreements and other.
(7)	Includes trust preferred securities.

4Q 2022 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS
Mortgage Finance HFI Portfolio	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21
Loan Value

Gross carry value	$19.4	$19.7	$18.9	$18.4	$17.6

Net carry value	$19.4	$19.7	$18.9	$18.4	$17.6

Estimated Pool Characteristics

% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%

% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	0.6%	0.7%	0.7%	0.6%	0.8%

% Low/No documentation	0.0%	0.0%	0.0%	0.1%	0.1%

% Non-primary residence	4.4%	4.4%	4.1%	4.0%	3.9%

Refreshed FICO(3)	781	780	779	776	776

Wtd. Avg. LTV/CLTV (4)	54.6%	54.2%	53.7%	55.7%	56.9%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value

Gross carry value	$0.3	$0.3	$0.3	$0.3	$0.4

Net carry value	$0.3	$0.3	$0.3	$0.3	$0.4

Estimated Pool Characteristics

% Second lien	13.0%	13.3%	13.9%	14.7%	15.0%

% Interest only	0.1%	0.1%	0.1%	0.1%	0.1%

% 30+ Day delinquent(1)(2)	6.4%	5.6%	7.2%	7.1%	7.5%

% Low/No documentation	23.6%	23.4%	23.6%	23.7%	23.4%

% Non-primary residence	3.3%	3.4%	3.3%	3.5%	3.5%

Refreshed FICO(3)	742	743	740	738	735

Wtd. Avg. LTV/CLTV (4)	47.4%	47.6%	49.1%	52.2%	54.2%

1)	MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2)	%30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3)	Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4)	1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

4Q 2022 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)		QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data		4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

GAAP net income attributable to common shareholders		$251	$272	$454	$627	$624	$(21)	$(373)	$1,604	$3,003	$(1,399)

Weighted-average common shares outstanding - basic		301,279	308,220	322,057	335,678	345,870	(6,941)	(44,591)	316,690	362,583	(45,892)

Weighted-average common shares outstanding - diluted		303,062	310,086	324,027	337,812	348,666	(7,024)	(45,604)	318,629	365,180	(46,550)

Issued shares outstanding (period-end)		299,324	300,335	312,781	327,306	337,941	(1,011)	(38,616)	299,324	337,941	(38,616)

Net income per share - basic		$0.83	$0.88	$1.41	$1.87	$1.80	$(0.05)	$(0.97)	$5.06	$8.28	$(3.22)

Net income per share - diluted		$0.83	$0.88	$1.40	$1.86	$1.79	$(0.05)	$(0.96)	$5.03	$8.22	$(3.19)

Adjusted Earnings per Share (“Adjusted EPS”)

Numerator

GAAP net income attributable to common shareholders		$251	$272	$454	$627	$624	$(21)	$(373)	$1,604	$3,003	$(1,399)

Discontinued operations, net of tax		—	1	—	—	6	(1)	(6)	1	5	(4)

Core OID		11	11	10	10	9	0	2	42	38	4

Change in the fair value of equity securities		(49)	62	136	66	(21)	(111)	(28)	215	7	208

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)		(4)	(20)	(31)	(16)	(20)	16	16	(70)	(57)	(13)

Repositioning		57	20	—	—	107	37	(50)	77	228	(151)

Significant discrete tax items		61	—	—	—	—	61	61	61	(78)	138

Core net income attributable to common shareholders (1)		$327	$346	$570	$687	$705	$(20)	$(378)	$1,929	$3,146	$(1,216)

Denominator

Weighted-average common shares outstanding - diluted		303,062	310,086	324,027	337,812	348,666	(7,024)	(45,604)	318,629	365,180	(46,550)

Adjusted EPS (2)		$1.08	$1.12	$1.76	$2.03	$2.02	$(0.04)	$(0.94)	$6.06	$8.61	$(2.56)

Core original issue discount (Core OID) amortization expense (1)		$11	$11	$10	$10	$9	$—	$2	$42	$38	$4

Other OID		3	3	2	3	3	—	—	11	11	—

GAAP original issue discount amortization expense		$14	$13	$13	$13	$12	$1	$2	$53	$49	$4

Core outstanding original issue discount balance (Core OID balance) (1)		$(841)	$(852)	$(863)	$(873)	$(883)	$11	$42	$(841)	$(883)	$42

Other outstanding OID balance		(40)	(36)	(39)	(37)	(40)	(5)	—	(40)	(40)	—

GAAP outstanding original issue discount balance		$(882)	$(888)	$(901)	$(911)	$(923)	$6	$42	$(882)	$(923)	$42

GAAP net financing revenue	[A]	$1,674	$1,719	$1,764	$1,693	$1,654	$(45)	$20	$6,850	$6,167	$683

Core OID		11	11	10	10	9	—	2	42	38	4

Net Financing Revenue (ex. Core OID)	[B]	$1,685	$1,730	$1,774	$1,703	$1,663	$(45)	$22	$6,892	$6,205	$687

GAAP Other Revenue	[C]	$527	$297	$312	$442	$545	$230	$(18)	$1,578	$2,039	$(461)

Repositioning		—	—	—	—	9	0	(9)	$—	$131	$(131)

Change in the fair value of equity securities		(49)	62	136	66	(21)	(111)	(28)	215	7	208

Adjusted Other Revenue	[D]	$478	$359	$448	$508	$533	$119	$(55)	$1,793	$2,177	$(384)

GAAP Provision Expense		$490	$438	$304	$167	$210	$52	$280	$1,399	$241	$1,158

Repositioning		—	—	—	—	(97)	—	97	—	(97)	97

Adjusted Provision (ex. Repositioning)		$490	$438	$304	$167	$113	$52	$377	$1,399	$144	$1,255

GAAP Noninterest expense	[E]	$1,266	$1,161	$1,138	$1,122	$1,090	$105	$176	$4,687	$4,110	$577

Repositioning and other		(57)	(20)	—	—	—	(37)	(57)	(77)	—	(77)

Adjusted Noninterest Expense	[F]	$1,209	$1,141	$1,138	$1,122	$1,090	$68	$119	$4,610	$4,110	$500

Pre-Provision Net Revenue (PPNR)	[A]+[C]+[E]	$935	$855	$938	$1,013	$1,109	$80	$(174)	$3,741	$4,096	$(355)

Core Pre-Provision Net Revenue (PPNR) (1)	[B]+[D]+[F]	$954	$948	$1,084	$1,088	$1,107	$6	$(152)	$4,075	$4,271	$(197)

(1) Represents a non-GAAP financial measure. See page 25 and 26 for definitions.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.

4Q 2022 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21

Numerator

GAAP shareholder’s equity	$12,859	$12,434	$13,984	$15,413	$17,050	$425	$(4,191)

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—

GAAP common shareholder’s equity	$10,535	$10,110	$11,660	$13,089	$14,726	$425	$(4,191)

Goodwill and identifiable intangibles, net of DTLs	(902)	(910)	(920)	(932)	(941)	8	39

Tangible common equity (1)	9,633	9,200	10,740	12,157	13,785	433	(4,152)

Tax-effected Core OID balance (21% tax rate) (1)	(665)	(673)	(682)	(690)	(698)	9	33

Adjusted tangible book value (2)	$8,968	$8,527	$10,058	$11,468	$13,087	$441	$(4,119)

Denominator

Issued shares outstanding (period-end, thousands)	299,324	300,335	312,781	327,306	337,941	(1,011)	(38,616)

GAAP shareholder’s equity per share	$42.96	$41.40	$44.71	$47.09	$50.45	$1.56	$(7.49)

Preferred equity per share	(7.76)	(7.74)	(7.43)	(7.10)	(6.88)	(0.03)	(0.89)

GAAP common shareholder’s equity per share	$35.20	$33.66	$37.28	$39.99	$43.58	$1.53	$(8.38)

Goodwill and identifiable intangibles, net of DTLs per share	(3.01)	(3.03)	(2.94)	(2.85)	(2.79)	0.01	(0.23)

Tangible common equity per share (1)	32.18	30.63	34.34	37.14	40.79	1.55	(8.61)

Tax-effected Core OID balance (21% tax rate) per share (1)	(2.22)	(2.24)	(2.18)	(2.11)	(2.06)	0.02	(0.16)

Adjusted tangible book value per share (2)	$29.96	$28.39	$32.16	$35.04	$38.73	$1.57	$(8.76)

(1) Represents a non-GAAP financial measure. See page 25 and 26 for methodology and detail.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

4Q 2022 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Core Return on Tangible Common Equity (“Core ROTCE”)	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Numerator

GAAP net income attributable to common shareholders	$251	$272	$454	$627	$624	$(21)	$(373)	$1,604	$3,003	$(1,399)

Discontinued operations, net of tax	—	1	—	—	6	(1)	(6)	1	5	(4)

Core OID	11	11	10	10	9	—	2	42	38	4

Change in the fair value of equity securities	(49)	62	136	66	(21)	(111)	(28)	215	7	208

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(4)	(20)	(31)	(16)	(20)	23	6	(70)	(57)	(13)

Repositioning	57	20	—	—	107	37	(50)	77	228	(151)

Significant discrete tax items	61	—	—	—	—	61	61	61	(78)	138

Core net income attributable to common shareholders (1)	$327	$346	$570	$687	$705	$(20)	$(378)	$1,929	$3,146	$(1,216)

Denominator (average, $ millions)

GAAP shareholder’s equity	$12,647	$13,209	$14,699	$16,232	$17,170	$(563)	$(4,523)	$14,348	$16,239	$(1,891)

Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—	(2,324)	(1,394)	(930)

Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(906)	(915)	(926)	(937)	(655)	9	(251)	(921)	(489)	(432)

Tangible common equity (1)	$9,417	$9,970	$11,449	$12,971	$14,190	$(553)	$(4,774)	$11,103	$14,356	$(3,253)

Core OID balance	(847)	(858)	(868)	(878)	(892)	11	45	(862)	(956)	93

Net deferred tax asset (“DTA”)	(1,165)	(1,068)	(758)	(437)	(551)	(96)	(614)	(820)	(451)	(369)

Normalized common equity	$7,405	$8,044	$9,822	$11,656	$12,747	$(639)	$(5,342)	$9,421	$12,949	$(3,528)

Core Return on Tangible Common Equity (2)	17.6%	17.2%	23.2%	23.6%	22.1%			20.5%	24.3%

(1) Represents a non-GAAP measure. See page 25 and 26 for methodology and detail.

(2) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

      1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods..

      2. In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

4Q 2022 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.		FULL YEAR

	4Q 22	3Q 22	2Q 22	1Q 22	4Q 21	3Q 22	4Q 21	FY 2022	FY 2021	CHANGE

Numerator

GAAP Noninterest expense	$1,266	$1,161	$1,138	$1,122	$1,090	$105	$176	$4,687	$4,110	$577

Rep and warrant expense	—	—	—	—	—	—	—	—	—	—

Insurance expense	(286)	(290)	(300)	(274)	(263)	4	(23)	(1,150)	(1,061)	(89)

Repositioning	(57)	(20)	—	—	—	(37)	(57)	(77)	—	(77)

Adjusted noninterest expense for the efficiency ratio	$923	$851	$838	$848	$827	$72	$96	$3,460	$3,049	$411

Denominator

Total net revenue	$2,201	$2,016	$2,076	$2,135	$2,199	$185	$2	$8,428	$8,206	$222

Core OID	11	11	10	10	9	0	2	42	38	4

Insurance revenue	(387)	(260)	(178)	(287)	(354)	(127)	(33)	(1,112)	(1,404)	292

Repositioning	—	—	—	—	9	—	(9)	—	131	(131)

Adjusted net revenue for the efficiency ratio	$1,825	$1,767	$1,908	$1,858	$1,864	$58	$(39)	$7,358	$6,970	$387

Adjusted Efficiency Ratio (1)	50.6%	48.2%	43.9%	45.6%	44.4%			47.0%	43.7%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2022 Preliminary Results	24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document.

1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 5 for calculation methodology and details.

2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 21 calculation methodology and details.

3) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 22 for more details.

4) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 21 calculation methodology and details.

5) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 21 for calculation methodology and details

6) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

7) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies—In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

8) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity.

9) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities and other one-time items.

10) Core pre-provision net revenue (Core PPNR) is a non-GAAP financial measure calculated by adjusting Core pre-tax income to add back provision for credit losses. Management believes that Core PPNR is a helpful financial metric because it enables the reader to assess the core businesses ability to generate earnings to cover credit losses and is utilized by the Federal Reserve’s approach to modeling within the Supervisory Stress Test Framework that generally follows U.S. generally accepted accounting principles (GAAP) and includes a calculation of PPNR as a component of projected pre-tax net income. See page 21 for calculation detail.

4Q 2022 Preliminary Results	25

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document.

11) Adjusted Tangible Book Value per Share Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

12) Net Interest Margin ex core OID Net interest margin ex. core OID is calculated using a non-GAAP financial measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader better understand the business’s profitability and margins.

13) Net Financing Revenue ex core OID Net financing revenue ex. core OID is calculated using a non-GAAP financial measure that adjusts GAAP net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader better understand the business’s ability to generate revenue.

14) Adjusted Other Revenue Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader better understand the business’s ability to generate other revenue.

15) Adjusted Total Net Revenue Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue.

16) Adjusted Noninterest Expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enable the reader to better understand the business’s expenses excluding nonrecurring items.

4Q 2022 Preliminary Results	26